UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2008

DivX, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33029	33-0921758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4780 Eastgate Mall San Diego, California		92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 882-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective February 27, 2008, Christopher Russell DivX’s CTO, resigned as an employee of the Company. Mr. Russell, is expected to continue to assist the Company in a consulting role focused on building relationships with premium content providers.

Item 7.01.	Regulation FD Disclosure.

The Company has appointed Markus Moenig as its Senior Vice President, Chief Technology Officer. On February 27, 2008, the Company issued a press release announcing Mr. Russell’s resignation and Mr. Moenig’s appointment. A copy of the Company’s press release is included herewith as Exhibit 99.1.

Item 9.01.	Financial Statements And Exhibits.

(d) Exhibits.

99.1	Press release of DivX, Inc. dated February 27, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIVX, INC.

Dated: February 27, 2008	By:	/s/ Dan L. Halvorson
Name: Dan L. Halvorson Title: Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release of DivX, Inc. dated February 27, 2008.